EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accountants, we hereby consent to the incorporation by reference of our report dated November 3, 1998 included in the Exogen, Inc. Form 10-K/A for the year ended September 30, 1998 (and to all references to our Firm) included in or made a part of this Form S-3 Registration Statement.




                                                     /s/ Arthur Andersen LLP

                                                     ARTHUR ANDERSEN LLP

New York, New York
June 4, 1999